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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 3, 2005

                              DHB INDUSTRIES, INC.
                              ____________________
             (Exact name of registrant as specified in its charter)


                        Commission File Number: 001-13112


              Delaware                                       11-3129361
       ______________________                       ____________________________
       State of Incorporation                       (IRS Employer Identification
                                                              Number)

400 Post Avenue, Suite 303, Westbury, New York                 11590
______________________________________________               __________
(Address of principal executive office)                      (Zip Code)

(516) 997-1155
____________________________________________________
(Registrant's telephone number, including area code)

______________________________________________
(Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 3, 2005, DHB Industries, Inc. (the "Company") issued a press release announcing the Company's third quarter and nine month 2005 results. The press release is filed as Exhibit 99.1 hereto, and is incorporated herein by reference. The information furnished under this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Not Applicable

         (b) Not Applicable

         (c) The following Exhibit is filed as part of this Current Report on Form 8-K:



EXHIBIT 99.1 NEWS RELEASE OF DHB INDUSTRIES, INC. ISSUED NOVEMBER3, 2005: DHB INDUSTRIES ANNOUNCES THIRD QUARTER RESULTS. (FURNISHED SOLELY PURSUANT TO ITEM
2.02 OF FORM 8-K).

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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           DHB INDUSTRIES, INC.


                                           By: /s/ DAWN M. SCHLEGEL
                                               ___________________________
                                                   Dawn M. Schlegel
                                                   Chief Financial Officer


Dated:  November 3, 2005



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


                                  EXHIBIT INDEX

                                                                        Page No.

         99.1      News Release of DHB  Industries,  Inc. issued              5
                   November 3, 2005:  DHB  Industries  Announces
                   Third  Quarter  Results   (furnished   solely
                   pursuant to Item 2.02 of Form 8-K).



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